SUPPLEMENT TO

THE ICON U.S. DIVERSIFIED FUNDS AND THE ICON SECTOR FUNDS PROSPECTUSES DATED

JANUARY 26, 2017

This Supplement Is Effective July 1, 2017

ICON Advisers, Inc. (“ICON”) and the Board of Trustees of the ICON Funds have agreed to reduce the expense limitation for the ICON Opportunities Fund from an annual rate of 1.50% to 1.30% until January 31, 2019. The agreement is effective July 1, 2017. The first two sentences of Footnote 2 on p. 18 of the ICON Opportunities Fund summary (found in the statutory prospectus for the ICON US Diversified Funds), under the heading “Fees and Expenses of the Fund”, should be deleted and replaced with the following:

Effective July 1, 2017, ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.30%. This expense limitation may be terminated at any time after January 31, 2019 upon 30 days written notice of termination to the Fund’s Board of Trustees.

In addition, ICON and the Board of Trustees of the ICON Funds have agreed to reduce the expense limitation for the ICON Utilities Fund from an annual rate for Class A of 1.75% to 1.47% and Class S from 1.50% to 1.22% until January 31, 2019. The agreement is effective July 1, 2017. The first two sentences of Footnote 2 on p. 31 of the ICON Utilities Fund summary (found in the statutory prospectus for the ICON Sector Funds), under the heading “Fees and Expenses of the Fund”, should be deleted and replaced with the following:

Effective July 1, 2017, ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.47% and Class S of 1.22%. This expense limitation may be terminated at any time after January 31, 2019 upon 30 days written notice to the Fund’s Board of Trustees.

No other funds or share classes are affected by this supplement.

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Please retain this Supplement for future reference.